Exhibit 99.1
THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
On October 1, 2017 (the "Closing Date"), The Dayton Power and Light Company ("DP&L"), a calendar-year public utility and wholly-owned subsidiary of DPL Inc. ("DPL") that owns generation units, owns transmission facilities, and provides electric distribution services to customers in the west central area of Ohio, completed the transfer of its generating plants, the real property on which the generation plants and generation-related assets are sited, step-up transformers and other transmission plant assets used to interconnect with the electric transmission grid, fuel inventory, equipment inventory and spare parts, working capital, and other miscellaneous generation-related assets and liabilities ("Generation assets") to AES Ohio Generation, LLC ("AES Ohio Gen"), a wholly-owned subsidiary of DPL that owns and operates peaking generation facilities from which it makes wholesale sales.
DP&L's transmission and distribution operations are regulated by the Public Utilities Commission of Ohio ("PUCO"). In 2014, the PUCO approved a plan for DP&L to sell or transfer its Generation assets. On August 25, 2016, DP&L and AES Ohio Gen jointly filed an application with the Federal Energy Regulatory Commission ("FERC") to complete the transfer of DP&L's Generation assets to AES Ohio Gen, which was approved by the FERC on August 29, 2017. As such, on the Closing Date, DP&L completed the transfer of its Generation assets to AES Ohio Gen at net book value.
For the transfer to occur, a new entity was created as an Ohio limited liability company that was a subsidiary of DP&L ("Merger Sub"). The transfer began with the contribution of the Generation assets of DP&L to Merger Sub. Immediately thereafter, the stock in Merger Sub was distributed as a dividend up from DP&L to DPL. Merger Sub then merged with and into AES Ohio Gen, with AES Ohio Gen being the surviving entity. After the Closing Date, DP&L no longer owns the Generation assets and, as such, will no longer consolidate the Generation assets into its financial results. Beginning in the fourth quarter of fiscal year 2017, the Generation assets' historical financial results for periods prior to the Closing Date will be reflected in DP&L's consolidated financial statements as a discontinued operation.
The following unaudited pro forma consolidated financial information is based upon the historical financial statements of DP&L, adjusted to reflect the transfer of the Generation assets. The following unaudited pro forma consolidated financial statements of DP&L should be read in conjunction with the related notes and with the historical consolidated financial statements of DP&L and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated balance sheet reflects the transfer of the Generation assets as if it had occurred on June 30, 2017, while the unaudited pro forma consolidated statements of operations for the periods ended June 30, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, respectively, give effect to the transfer of the Generation assets as if it had occurred on January 1, 2014. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that DP&L's management believes to be reasonable.
The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the transfer of the Generation assets occurred on the dates indicated for the unaudited pro forma consolidated balance sheet or for each period presented for the unaudited pro forma consolidated statements of operations.

THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
	Six months ended June 30, 2017
$ in millions	Historical DP&L	DP&L Discontinued Operations	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Revenues	$595.2	$(236.9)	$—		$358.3

Cost of revenues:
Net fuel costs	100.0	(100.0)	—		—
Net purchased power	177.2	(29.6)	—		147.6
Total cost of revenues	277.2	(129.6)	—		147.6

Gross margin	318.0	(107.3)	—		210.7

Operating expenses:
Operations and maintenance	163.5	(84.5)	—		79.0
Depreciation and amortization	45.5	(8.8)	—		36.7
General taxes	47.2	(8.7)	—		38.5
Fixed-asset impairment	66.3	(66.3)	—		—
Loss on asset disposal	16.2	(16.2)	—		—
Total operating expenses	338.7	(184.5)	—		154.2

Operating income / (loss)	(20.7)	77.2	—		56.5

Other expense, net
Investment income, net	0.1	—	—		0.1
Interest expense	(15.4)	0.2	—		(15.2)
Charge for early redemption of debt	(0.1)	—	—		(0.1)
Other deductions	(1.3)	0.1	—		(1.2)
Total other expense, net	(16.7)	0.3	—		(16.4)

Income / (loss) from operations before income tax	(37.4)	77.5	—		40.1
Income tax expense / (benefit)	(11.7)	23.5	—		11.8

Net income / (loss)	$(25.7)	$54.0	$—		$28.3

THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
	Year ended December 31, 2016
$ in millions	Historical DP&L	DP&L Discontinued Operations	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Revenues	$1,365.9	$(557.9)	$—		$808.0

Cost of revenues:
Net fuel costs	248.9	(243.6)	—		5.3
Net purchased power	414.1	(97.4)	—		316.7
Total cost of revenues	663.0	(341.0)	—		322.0

Gross margin	702.9	(216.9)	—		486.0

Operating expenses:
Operations and maintenance	343.2	(163.9)	—		179.3
Depreciation and amortization	120.3	(49.3)	—		71.0
General taxes	83.8	(15.8)	—		68.0
Gain on termination of contract	(27.7)	27.7	—		—
Fixed-asset impairment	1,353.5	(1,353.5)	—		—
Other	(0.1)	(0.3)	—		(0.4)
Total operating expenses	1,873.0	(1,555.1)	—		317.9

Operating income / (loss)	(1,170.1)	1,338.2	—		168.1

Other expense, net
Investment income	0.4	—	—		0.4
Interest expense	(24.5)	0.5	—		(24.0)
Charge for early redemption of debt	(0.5)	—	—		(0.5)
Other deductions	(0.4)	—	—		(0.4)
Total other expense, net	(25.0)	0.5	—		(24.5)

Income / (loss) from operations before income tax	(1,195.1)	1,338.7	—		143.6
Income tax expense / (benefit)	(422.4)	468.3	—		45.9

Net income / (loss)	$(772.7)	$870.4	$—		$97.7

Dividends on preferred stock	0.7	—	—		0.7

Income / (loss) attributable to common stock	$(773.4)	$870.4	$—		$97.0

THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
	Year ended December 31, 2015
$ in millions	Historical DP&L	DP&L Discontinued Operations	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Revenues	$1,552.3	$(901.6)	$206.3	(a)	$857.0

Cost of revenues:
Net fuel costs	244.7	(253.7)	—		(9.0)
Net purchased power	555.7	(444.6)	206.3	(a)	317.4
Total cost of revenues	800.4	(698.3)	206.3		308.4

Gross margin	751.9	(203.3)	—		548.6

Operating expenses:
Operations and maintenance	350.5	(166.5)	—		184.0
Depreciation and amortization	138.2	(66.7)	—		71.5
General taxes	85.0	(14.2)	—		70.8
Other	0.4	(0.3)	—		0.1
Total operating expenses	574.1	(247.7)	—		326.4

Operating income / (loss)	177.8	44.4	—		222.2

Other expense, net
Investment income	0.3	—	—		0.3
Interest expense	(30.9)	2.9	—		(28.0)
Charge for early redemption of debt	(5.0)	—	—		(5.0)
Other deductions	(0.7)	0.2	—		(0.5)
Total other expense, net	(36.3)	3.1	—		(33.2)

Income / (loss) from operations before income tax	141.5	47.5	—		189.0
Income tax expense / (benefit)	35.1	26.8	—		61.9

Net income / (loss)	$106.4	$20.7	$—		$127.1

Dividends on preferred stock	0.9	—	—		0.9

Income / (loss) attributable to common stock	$105.5	$20.7	$—		$126.2

THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
	Year ended December 31, 2014
$ in millions	Historical DP&L	DP&L Discontinued Operations	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Revenues	$1,668.3	$(751.8)	$105.3	(b)	$1,021.8

Cost of revenues:
Net fuel costs	314.9	(293.1)	—		21.8
Net purchased power	582.4	(300.7)	105.3	(b)	387.0
Total cost of revenues	897.3	(593.8)	105.3		408.8

Gross margin	771.0	(158.0)	—		613.0

Operating expenses:
Operations and maintenance	355.2	(159.5)	—		195.7
Depreciation and amortization	144.8	(69.3)	—		75.5
General taxes	85.7	(16.1)	—		69.6
Other	(3.5)	4.5	—		1.0
Total operating expenses	582.2	(240.4)	—		341.8

Operating income / (loss)	188.8	82.4	—		271.2

Other expense, net
Investment income	0.9	—	—		0.9
Interest expense	(33.9)	5.0	—		(28.9)
Other deductions	(1.1)	0.5	—		(0.6)
Total other expense, net	(34.1)	5.5	—		(28.6)

Income / (loss) from operations before income tax	154.7	87.9	—		242.6
Income tax expense / (benefit)	39.7	28.9	—		68.6

Net income / (loss)	$115.0	$59.0	$—		$174.0

Dividends on preferred stock	0.9	—	—		0.9

Income / (loss) attributable to common stock	$114.1	$59.0	$—		$173.1

THE DAYTON POWER AND LIGHT COMPANY
UNAUDITED PRO FORMA BALANCE SHEET
	June 30, 2017
$ in millions	Historical DP&L	DP&L Discontinued Operations	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
ASSETS
Current assets:
Cash and cash equivalents	$6.1	$—	$—		$6.1
Restricted cash	1.5	(1.5)	—		—
Accounts receivables, net	95.1	(35.7)	—		59.4
Inventories	27.7	(20.1)	—		7.6
Taxes applicable to subsequent years	40.1	(5.8)	—		34.3
Regulatory assets, current	4.3	—	—		4.3
Other prepayments and current assets	28.6	(19.8)	—		8.8
Assets held for sale - current	68.6	(68.6)	—		—
Total current assets	272.0	(151.5)	—		120.5

Property, plant & equipment
Property, plant & equipment	2,331.7	(114.5)	—		2,217.2
Less: Accumulated depreciation and amortization	(1,048.3)	81.6	—		(966.7)
	1,283.4	(32.9)	—		1,250.5
Construction work in process	51.1	(10.5)	—		40.6
Total net property, plant & equipment	1,334.5	(43.4)	—		1,291.1

Other non-current assets:
Regulatory assets, non-current	209.5	—	—		209.5
Intangible assets, net of amortization	19.3	(0.3)	—		19.0
Other deferred assets	13.3	(1.2)	—		12.1
Total other non-current assets	242.1	(1.5)	—		240.6

Total assets	$1,848.6	$(196.4)	$—		$1,652.2

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Current portion of long-term debt	$26.4	$—	$—		$26.4
Accounts payable	54.9	(14.7)	—		40.2
Accrued taxes	34.0	4.7	—		38.7
Accrued interest	2.1	—	—		2.1
Security deposits	16.9	—	—		16.9
Regulatory liabilities, current	15.0	—	—		15.0
Other current liabilities	33.0	(21.4)	—		11.6
Liabilities held for sale - current	22.2	(22.2)	—		—
Total current liabilities	204.5	(53.6)	—		150.9

Non-current liabilities:
Long-term debt	713.5	(2.8)	—		710.7
Deferred taxes	157.5	121.7	—		279.2
Taxes payable	42.5	(3.2)	—		39.3
Regulatory liabilities, non-current	133.1	—	—		133.1
Pension, retiree and other benefits	101.8	(10.3)	—		91.5
Unamortized investment tax credit	16.6	(15.6)	—		1.0
Asset retirement obligations	129.9	(121.8)	—		8.1
Other deferred credits	12.6	(5.6)	—		7.0
Total non-current liabilities	1,307.5	(37.6)	—		1,269.9

Commitments and contingencies	—	—	—

Common shareholder's equity
Common stock	0.4	—	—	0.4
Other paid-in capital	801.8	(102.9)	—	698.9
Accumulated other comprehensive income	(33.6)	(2.3)	—	(35.9)
Accumulated deficit	(432.0)	—	—	(432.0)
Total common shareholder's equity	336.6	(105.2)	—	231.4

Total liabilities and shareholder's equity	$1,848.6	$(196.4)	$—	$1,652.2

(a)
Wholesale revenue for Historical DP&L in 2015 does not include OVEC revenue of $19.7 million as it is netted in purchased power. The impact of this netting adjustment from Net purchased power to Revenue is included in the Pro Forma Adjustments column in the table above but has no impact on Gross Margin or Net income / (loss). In addition, the Pro Forma Adjustments column for Revenue and Net purchased power includes intercompany eliminations of $186.6 million, which also have no impact on Gross margin or Net income / (loss).

(b)
Wholesale revenue for 2014 was not restated for the impact of netting between wholesale revenue and purchased power for the Generation Discontinued Operations because it was impracticable to restate. This impacts the Generation revenue as well as the adjustment for intercompany eliminations in the Pro Forma Adjustments column in the table above but has no impact on Gross margin or Net income / (loss). In addition, wholesale revenue for Historical DP&L in 2014 does not include OVEC revenue of $32.5 million as it is netted in purchased power. The impact of this netting adjustment from Net purchased power to Revenue is included in the Pro Forma Adjustments column in the table above but has no impact on Gross margin or Net income / (loss). The Pro Forma Adjustments column for Revenue and Net purchased power also includes intercompany eliminations of $72.8 million, which have no impact on Gross margin or Net income / (loss).